SUPPLEMENT DATED FEBRUARY 23, 2009

TO PROSPECTUS DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE AND
FOR FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

On February 20, 2009, shares of the PIMCO VIT Low Duration Portfolio were substituted with shares of the SCSM Goldman Sachs Short Duration Fund pursuant to an order of the Securities and Exchange Commission.  The substitution occurred without charge and without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.  PIMCO VIT Low Duration Portfolio is no longer an available investment option under your Policy.

A current prospectus for the SCSM Goldman Sachs Short Duration Fund was sent to you prior to the substitution.  You should refer to that prospectus for a complete description of the Fund’s investment policies, risks, fees, expenses and all aspects of its operations.

If you were affected by the substitution, anytime prior to March 23, 2009, you may make one transfer of Account Value from SCSM Goldman Sachs Short Duration Fund to any of the available investment options without charge and without that transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

If you have any questions about the substitution, please call our Service Center at (800) 700-6554 or write to us at P.O. Box 81173, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.